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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


        Date of Report (Date of earliest event reported): March 26, 2001


                     FINANCIAL ASSET SECURITIES CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2001, PROVIDING FOR THE ISSUANCE OF
                    ASSET-BACKED CERTIFICATES, SERIES 2001-1)


                     Financial Asset Securities Corporation
                     --------------------------------------

             (Exact name of registrant as specified in its charter)
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            Delaware                    333-84929                 06-1442101
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(State or Other Jurisdiction of        (Commission             (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

        600 Steamboat Road
     Greenwich, Connecticut                                         92618
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      (Address of Principal                                       (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
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                                       -2-


Item 5.           Other Events.
                  ------------

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 19, 2001; Commission File Number 1-10777) is hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.              Description
-----------            -----------              -----------

1                         23                    Consent of KPMG LLP,
                                                independent auditors of
                                                Ambac Assurance
                                                Corporation and subsidiaries
                                                with respect to the New
                                                South Home Equity Trust
                                                2001-1, Asset-Backed
                                                Certificates, Series 2001-1




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 26, 2001

                                                     FINANCIAL ASSET SECURITIES
                                                     CORPORATION


                                                     By:      /s/Frank Skibo
                                                              --------------
                                                     Name:    Frank Skibo
                                                     Title:   Vice President







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                                  EXHIBIT INDEX


             Item 601(a) of                                         Sequentially
Exhibit      Regulation S-K                                         Numbered
Number       Exhibit No.               Description                  Page
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1            23                        Accountant's Consent         6